EXHIBIT 15

November 7. 1997

Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, NY 10281

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries as of September 26, 1997 and for the three- and nine-month periods ended September
26, 1997 and September 27, 1996 as indicated in our report dated November 7, 1997; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended September 26, 1997, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

      Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

      Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

      Registration Statement No. 33-33336 (Long Term Incentive Compensation
        Plan)

      Registration Statement No. 33-51831 (Long Term Incentive Compensation
        Plan)

      Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

      Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

      Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
        (Puerto Rico))

      Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
        Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for
        a Select Group of Eligible Employees)
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      Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a
        Select Group of Eligible Employees)

      Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-00863 (401(k) Savings & Incentive Plan)

      Registration Statement No. 333-13367 (Restricted Stock Plan for Former
        Employees of Hotchkis and Wiley)

      Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
        Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

      Registration Statement No. 333-18915 (Long Term Incentive Compensation
        Plan for Managers & Producers)

      Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
        Employees of Merrill Lynch Partnerships)

Filed on Form S-3:

      Debt Securities:

      Registration Statement No. 33-54218

      Registration Statement No. 2-78338

      Registration Statement No. 2-89519

      Registration Statement No. 2-83477

      Registration Statement No. 33-03602

      Registration Statement No. 33-17965

      Registration Statement No. 33-27512

      Registration Statement No. 33-35456

      Registration Statement No. 33-42041
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      Registration Statement No. 33-45327

      Registration Statement No. 33-49947

      Registration Statement No. 33-51489

      Registration Statement No. 33-52647

      Registration Statement No. 33-60413

      Registration Statement No. 33-61559

      Registration Statement No. 33-65135

      Registration Statement No. 333-13649

      Registration Statement No. 333-25255

      Registration Statement No. 333-28537

      Medium Term Notes:

      Registration Statement No. 2-96315

      Registration Statement No. 33-03079

      Registration Statement No. 33-05125

      Registration Statement No. 33-09910

      Registration Statement No. 33-16165

      Registration Statement No. 33-19820

      Registration Statement No. 33-23605

      Registration Statement No. 33-27549

      Registration Statement No. 33-38879

      Other Securities:

      Registration Statement No. 33-33335 (Common Stock)

      Registration Statement No. 33-45777 (Common Stock)

      Registration Statement No. 33-55363 (Preferred Stock)

      Registration Statement No. 333-02275 (Long Term Incentive Compensation
        Plan)

      Registration Statement No. 333-16603 (TOPrS)

      Registration Statement No. 333-20137 (TOPrS)

      Registration Statement No. 333-24889 (LTIC and LTICPMP)

      Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.


/s/ Deloitte & Touche LLP
    New York, New York